================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


      Date of Report (Date of Earliest Event Reported): September 22, 1999


                               WESTWOOD ONE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          0-13020                                        95-3980449
-----------------------------               ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


9540 WASHINGTON BOULEVARD
CULVER CITY, CALIFORNIA                                           90232
--------------------------------------------------------------------------------
(Address of Principal Executive offices)                        (Zip Code)


                                 (310) 204-5000
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)


================================================================================



NY2:\815315\08\HH3N08!.DOC\80764.0005

ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS

                     (a) On September 22, 1999, Westwood One. Inc. (the "Company") completed the acquisition of Metro Networks, Inc. ("Metro"). The acquisition was effected by the merger of Copter Acquisition Corp., a direct, wholly-owned subsidiary of the Company ("Copter"), with and into Metro, with Metro continuing as the surviving corporation and becoming a direct, wholly-owned subsidiary of the Company (the "Merger").

                     The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of June 1, 1999, by and among the Company, Copter and Metro (the "Original Merger Agreement") and amended by Amendment No. 1 thereto, dated as of August 20, 1999 ("Amendment No. 1"). A copy of the Original Merger Agreement was included as Exhibit 2.1 to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on June 4, 1999, and is incorporated herein by reference. A copy of Amendment No. 1 is included as
Exhibit 2.1 to this Report and incorporated herein by reference.

                     The consideration paid to Metro's stockholders was equal to
1.5 shares of the Company's common stock for each outstanding share of Metro's common stock. An aggregate of 16,741,480 shares of Metro's common stock was outstanding immediately prior to the effective time of the Merger and, accordingly, such shares were converted in the Merger into the right to receive approximately 25,112,220 shares of Company common stock. As of September 22, 1999, and immediately prior to the effective time of the Merger, there were issued and outstanding 30,751,035 shares of Company common stock. The Holder of Metro Series A convertible preferred stock received, in exchange for each share of Metro Series A convertible preferred stock held by him, 1.5 shares of Company preferred stock (an aggregate of 3,824,625 shares) having the terms set forth in a Certificate of Designation filed by the Company on September 22, 1999 with the Secretary of State of Delaware. A copy of such Certificate of Designation is included as Exhibit 3.1 to this Report and is incorporated herein by reference. The merger consideration was determined by arm's-length negotiations.

                     A copy of the Company's press release announcing the completion of the Merger is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

                     (b) Metro's business consists principally of providing traffic reporting services, news, sports, weather and other information programming services to the television and radio broadcast industries, and the Company intends to continue such business.

ITEM 5.              OTHER EVENTS.

                     On September 22, 1999, the Company's Board of Directors approved a $200 million share repurchase program, which includes both open market purchases and private transactions. Shares that are acquired pursuant to the repurchase program will be used for general corporate purposes. Also on September 22, 1999, the Board of Directors appointed Joel Hollander, the President and Chief Executive Officer of the Company, David I. Saperstein, the former Chairman and Chief Executive Officer of Metro, and Dennis F. Holt, a former director of Metro, as members of the Company's Board of Directors and reduced from seven million to four million the number of shares of common stock issuable under the Company's 1999 Stock Incentive Plan (the "Plan"). The Board of Directors reduced the number of shares of Company common stock issuable under the Plan because the Metro options outstanding as a result of prior Metro grants will not be issued as part of the Plan; rather, such options will remain subject to the Metro option plans, but will be exercisable for shares of Company common stock.

                     At the Company's annual meeting of stockholders on September 22, 1999, the Company's stockholders re-elected Steven A. Lerman and Gerald Greenberg as members of the Company's Board of Directors, with terms expiring in 2002. The Company's stockholders also approved the Plan.

                     A copy of the Company's press release announcing the approval of the Company's share repurchase program, the appointment of new members to the Company's Board of Directors, the re-election of certain members to the Company's Board of Directors and the approval of the Plan is included as
Exhibit 99.1 to this Report and incorporated herein by reference.

ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS.

                  (a)      Financial Statements of the Business Acquired.

                           (i) Metro and subsidiaries consolidated balance sheets as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 (with independent auditor's report thereon) (incorporated by reference to Metro's Annual Report on Form 10-K, filed with the SEC on March 31, 1999).

                           (ii)     Metro and subsidiaries unaudited
                                    consolidated balance sheets as of June 30, 1999 and for the three and six month periods ended June 30, 1998 and 1999 (incorporated by reference to Metro's Quarterly Report on Form 10-Q, filed with the SEC on August 12,
                                    1999).

                  (b)      Pro Forma Financial Information.

                           The Unaudited Pro Forma Combined Condensed Financial Information, included on pages F-1 through F-5, inclusive, of the Company's Form S-4 Registration

                           Statement, filed with the SEC on August 20, 1999, is incorporated herein by reference.

                  (c)      Exhibits.

Exhibit No.       Exhibit
-----------       -------

   2.1 Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 20, 1999, by and among the Company, Metro and Copter.

   3.1 Certificate of Designation relating to the Series A Convertible Preferred Stock, filed by the Company with the Secretary of State of Delaware on September 22, 1999.

  99.1 Press Release of the Company, dated September 23, 1999, announcing the completion of the Merger.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WESTWOOD ONE, INC.

Date:  October 1, 1999                      By: /s/ Gary J. Yusko
                                                -------------------------------
                                                Gary J. Yusko
                                                Senior Vice President - Finance

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Exhibit
-----------       -------

   2.1 Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 20, 1999, by and among the Company, Metro and Copter.

   3.1 Certificate of Designation relating to the Series A Convertible Preferred Stock, filed by the Company with the Secretary of State of Delaware on September 22, 1999.

  99.1 Press Release of the Company, dated September 23, 1999, announcing the completion of the Merger.